SUBLEASE AGREEMENT
                               ------------------

         THIS SUBLEASE AGREEMENT entered into this 28 day of August, 1991, by and between UNITED GROCERS, INC., an Oregon corporation, hereinafter designated as Sublessor, and HOWARDS ON SCHOLLS, INC. and GAYLON BAESE, hereinafter jointly and severally designated as Sublessee;

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Sublessor has entered into a Lease dated Aug 28, 1991, with Landlord for a supermarket located at 12220 S. W. Scholls Ferry Road, Tigard, Washington County, Oregon, commencing on the date set forth in the attached Exhibit "A," a copy of which is hereby incorporated by reference, as fully as if its terms and conditions were herein set forth.

         WHEREAS, Sublessee's desire to sublet said premises for a period of 13 years 5 months, commencing on date set forth in Exhibit "A," "B," (Modification of Lease) and "C" (Rental Amounts) and Sublessor is willing to so sublet in accordance with the terms and conditions hereinafter set forth; now, therefore,

         IT IS HEREBY AGREED as follows:

         (1) Sublessor hereby sublets unto Sublessees those premises described in said Exhibit "A," "B," and "C".

              1.1 The Sublessees, so long as they are not in default hereunder, shall be granted the right to exercise the renewal options contained in Exhibit "A," "B" and "C," as set forth in of said Exhibits, upon the condition that Sublessees are not in default and provide Sublessor with lease guaranty insurance for the renewal term as outlined in the Lease Modification Agreement, Exhibit "B" and further provide that the Sublessees are not in default in any other agreements with United Grocers, Inc. or any of its subsidiary companies.

         (2) Sublessees covenant and agree to pay for the whole of said term the same rental, together with all affirmative covenants including, without limitation, those pertaining to basic rent, percentage of gross sales, taxes, assessments, insurance and all of the covenants and obligations to be performed by Sublessees, as set forth in said Exhibit "A," "B," and "C" and to make such payments and provide such performance when due by the terms of the lease and amendments thereto. Notwithstanding the foregoing, Sublessee shall be obligated to pay the real property taxes due November 15, 1991 and thereafter commencing December 1, 1991 and each month thereafter, pay to Sublessor an amount which is equal to 1/12 of the estimated real property taxes as provided in page 4 of 8 of the "Lease Assignment and Modification Agreement." The provision contained in the first paragraph of page 5 of 8 of said "Lease Assignment and Modification Agreement" is for the sole and exclusive benefit of Sublessor.

         (3) Sublessees shall, upon execution hereof, pay any and all rental, or security deposits, as required pursuant to the terms and conditions of said Exhibits "A," "B," and "C".

         (4) Sublessees shall be bound by the same responsibilities, rights, privileges and duties as Sublessor, as enumerated in Exhibit "A," "B," and "C", which rights are retained by Sublessor, and covenants and agrees to fully indemnify and hold Sublessor harmless from any and all responsibility and/or liability which Sublessor may incur by virtue of said Exhibit "A," and/or Sublessees' occupancy of the premises. Furthermore, Sublessees shall be bound by any subsequent amendment, revision, supplement or addition to the prime lease between Sublessor and the prime Lessor with prior written notice to Lessee, and to keep the Sublessor indemnified against all actions, claims and demands whatsoever in respect to said Exhibit "A," and Sublessees use of the demised premises.

         4.1 Assignment and Subletting. Sublessees acknowledge that provisions for extension options and assignment and subletting in the Lease are applicable to the prime Lessor and Sublessor only. Sublessees will not assign this Sublease or sublet the premises without the prior written consent of Sublessor which may be granted or withheld in its absolute discretion. A direct or indirect transfer of ownership and control of a majority of the voting stock of a corporate Sublessees, by whatever demands, shall be deemed an assignment of this Sublease for the purposes of this paragraph.

         Notwithstanding the foregoing, if Sublessee's desire to transfer by sale, gift, or as a result of death, its interest herein to its lawful issue, the Sublessor shall not unreasonably withhold consent to such a transfer, provided, such transferee agrees that it holds such interest subject to the restrictions and conditions contained in this sublease agreement.

         4.2      Covenants, Representations and Warranties.

                  (a) Membership in United Grocers, Inc. Upon execution and during the term hereof, Sublessees agree to maintain or cause to be maintained the membership of the store in good standing in United Grocers, in accordance with the Bylaws of United Grocers, as long as this Sublease remains in effect.

                  (b) Purchases from Sublessor. Sublessees agree that throughout the term of the Sublease and any extensions or renewals thereof, except as hereinafter provided, Sublessees will purchase from Sublessor not less than fifty-three percent (53%) of its retail sales of all goods and merchandise required by it for resale on the premises to the extent that Sublessor shall now or hereafter be able to supply such goods and merchandise to the Sublessees, and Sublessor will supply all of Sublessees' requirements at such prices and on such terms as are reasonably comparable to those offered by Sublessor to other purchasers from Sublessor carrying on businesses similar to that of the Sublessees in Portland, Oregon. If, at any time, the Sublessees contend that Sublessor is not able to supply particular goods or merchandise customarily stocked by retail supermarkets in Portland, Oregon, or that terms offered by Sublessor are not reasonably comparable to those offered by Sublessor to other purchasers described above, the Sublessees shall so advise Sublessor in writing, specifying such contention with particularity. If, within 30 days after receipt of such notice, Sublessor does not offer to supply goods or merchandise so specified or does not advise Sublessees that the terms and conditions offered are reasonably comparable to those offered to such other purchasers, Sublessees; shall be free to secure such specified goods

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

and merchandise from any source which it desires. If Sublessor demonstrates that it is offering reasonably comparable terms, and Sublessees nonetheless purchase from another source, such purchase or purchases shall not be an exception from the 53% requirement specified above. If the above percentage requirements are not complied with, it shall constitute a default hereunder. In the event of a breach of this purchase covenant, Sublessor may terminate this sublease and, in addition to the remedies hereinafter offered Sublessor, Sublessee agrees to pay Sublessor, as liquidated damages, and not as a penalty or forfeiture, a sum computed as follows:

                   1. The average weekly purchases from the date of the agreement to the date of the breach shall be determined;

                   2. the average weekly purchases so determined shall then be multiplied by the number of weeks from the date of the breach to the end of the term of the purchase agreement; and

                   3. The computed sum shall be multiplied by one and three-quarters percent (1-3/4%) to determine the liquidated damages due and owing Sublessor by reason of Sublessee's default. Said sum shall become immediately due and owing within 15 days from date of written notice of the liquidated damages.

              (c) Sublessees covenant that as long as this Sublease remains in effect, and for an additional period of six (6) months thereafter, Sublessees shall not directly or indirectly sell or permit the sale of the store and the owners of Sublessees shall not directly or indirectly sell controlling interests in Sublessees (whether in one or a series of related transactions) without first offering to sell said store or controlling interest, as the case may be, to Sublessor upon the same terms and conditions as the Sublessees or their owners, as the case may be, are prepared to accept from a third party. Prior to such sale by the Sublessees or their owners, the Sublessees shall first notify Sublessor of the desire to sell the store or controlling interest in the Sublessees and of all the terms and conditions of such sale and shall provide to Sublessor all documents, instruments, agreements, offers, acceptances, appraisals, inventories, equipment lists, leases, financial statements and such other material and information as Sublessor may reasonably request to aid in its decision to exercise or decline its right to purchase as hereinafter provided. Within 30 days following receipt of such notice of desire to sell and all materials and information reasonably requested by Sublessor, Sublessor shall advise Sublessees whether Sublessor elects to purchase or declines to purchase the store or such controlling interest upon the offered terms and conditions. If Sublessor shall elect to purchase, Sublessor shall purchase and the Sublessees or their owners shall sell, such retail grocery business or such controlling interest, as the case may be, all on the terms set forth in the offer. If Sublessor declines the purchase, the Sublessees or their owners shall be free to sell the store or controlling interest, as the case may be, upon (and only upon) the terms and conditions offered as aforesaid to Sublessor; provided that such sale is consummated within 120 days following the date Sublessor declined the purchase, and if such sale is not consummated in accordance with the offered terms and conditions within said 120-day period, the provisions of this paragraph shall apply again and no subsequent sale of any portion of the offered store or controlling interest may be effected without again offering the same to Sublessor as provided herein. Sublessor

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

may waive its rights under this section provided such waiver is in writing. The foregoing provisions shall not apply to transfers of assets or interests by sale, gift or as a result of death to the lawful issue of Sublessees, or transfers of assets to a corporation or partnership or transfers of a controlling interest to a trust as long as such corporation, partnership or trust is controlled by the transferor; provided such transferee agrees that it holds such assets or controlling interest subject to the restrictions contained in this paragraph.

              (d) Sublessees represent and warrant that there are no brokers, finders or other persons entitled to any fee, commission or other compensation in connection with this Sublease, and agree to hold Sublessor harmless from any claims for such fees, commissions and/or compensation.

              (e) Sublessees hereby represent and warrant to Sublessor that the financial statements, appraisals and other documents submitted to Sublessor in connection herewith or pursuant hereto are and shall be true, correct, complete and accurate in every respect and said financial statements fairly and accurately present the assets, liabilities, financial condition and results of operations reflected herein.

         (5) Security Agreement.

              5.1 Grant, Collateral and Obligations. Sublessees and Sublessor agree that this Sublease shall constitute a security agreement within the meaning of the Oregon Uniform Commercial Code (hereinafter referred to as the "Code") with respect to:

                   (a) required cash deposits (as defined in the Bylaws of Sublessor) presently or hereafter held by or deposited with Sublessor by Sublessees;

                   (b)  any  and  all   patronage   rebates  and  rebate   notes
representing patronage rebates (as defined in the Bylaws of Sublessor) earned or hereafter earned by reason of patronage of Sublessor by Sublessees;

                   (c) subject to liens securing purchase money financing and personal property leases therefor as described in Exhibit "X," all trade, store and other fixtures and all leasehold improvements and all equipment and other personal property of Sublessees used or useful in the operation of the store in or on the premises, whether now owned or hereafter acquired including, without limitation, the property described in Exhibit "Y", attached hereto, if any; and

                   (d) all replacements of substitutions for, and additions to the foregoing, and the proceeds thereof (all of said personal property and the replacements, substitutions and additions thereto and the proceeds thereof being sometimes hereinafter collectively referred to as the "Collateral"), and that a security interest in and to the Collateral is hereby granted to the Sublessor, and the Collateral and all of the Sublessees' right, title and interest therein are hereby assigned to the Sublessor, all to secure all presently existing or hereafter incurred direct, indirect, absolute or contingent indebtedness, liabilities and other obligations of Sublessees to Sublessor (referred to as "the Obligations" herein) including, but not limited to, the payment of all rent and other sums and the performance of all other obligations of Sublessees under this Sublease, all renewals and extensions thereof, the price of goods, services and merchandise purchased by Sublessees from Sublessor from time to time,

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

and all costs of collection, legal expenses and attorneys' fees paid or incurred by Sublessor in enforcing any rights in respect to the Obligations or in connection with assembling, collecting, selling or otherwise dealing with or realizing upon the Collateral. Notwithstanding the foregoing, the reference to Sublessors, shall also refer to Sublessor's lending subsidiary, United Resources, Inc., as secured party.

              5.2 Security Agreement Warranties. In addition to and without limiting the force or effect of any other covenants, representations and warranties of Sublessees contained in this Sublease, Sublessees hereby covenant, represent and warrant to and with Sublessor as follows:

                   (a) Sublessees are the owners of the Collateral free and clear of liens, security interests and encumbrances of every kind and description, except liens, security interests and encumbrances securing indebtedness to Sublessor and those described in Exhibit X.

                   (b) Sublessees will not sell, dispose of, encumber or permit any other security interest, lien or encumbrance to attach to the Collateral without the prior written consent of United Grocers, Inc., which consent shall not be unreasonably withheld except the security interest of Sublessor and the Permitted Liens.

                   (c) All tangible Collateral shall be kept at Sublessees' place(s) of business located on the premises, and Sublessees shall not permit the same to be removed therefrom without the prior written consent of Sublessor.

                   (d) Sublessees shall keep the tangible Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as Sublessor may reasonably require, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as Sublessor may approve. All such policies of insurance shall name Sublessor and/or its subsidiary as loss payee thereon as its interest may appear and shall provide for at least 30 days' prior written notice of modification or cancellation to Sublessor. Sublessees shall furnish Sublessor with certificates of such insurance or other evidence satisfactory to Sublessor as to compliance with the provisions of this paragraph. Sublessor may act as attorney-in-fact for Sublessees in making, adjusting and settling claims under and canceling such insurance and endorsing Sublessees' name on any drafts drawn by insurers of the Collateral.

                   (e) Sublessees will keep the Collateral in good order and repair, shall not waste or destroy the Collateral or any part thereof, and shall not use the Collateral in violation of any statute, ordinance or policy of insurance thereon. Sublessor may examine and inspect the Collateral at any reasonable time or times, wherever located.

                   (f) Sublessees will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Sublease or upon any instruments evidencing the Obligations.

                   (g) Sublessees will pay promptly when due all indebtedness secured by any lien or other security interest in the Collateral, whether superior or junior to the security interest established hereby.

              5.3 Additional Remedies. Upon any default hereunder and at any time thereafter (such default

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

not having previously been cured), Sublessor at its option may declare all Obligations immediately due and payable and shall have the remedies of a secured party under the Uniform Commercial Code of Oregon (the "Code"), including without limitation the right to take immediate and exclusive possession of the Collateral.

              5.4 Financing Statements. Sublessees will at their own cost and expense, upon demand, furnish to Sublessor such financing statements and other documents in form satisfactory to Sublessor and will do all such acts and things as Sublessor may at any time or from time to time request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral.

              5.5 Attorneys' Fees. In the event of the institution of any suit or action to terminate this Sublease, or to enforce the terms or provisions hereto, the nonprevailing party shall and does hereby agree to pay, in addition to the costs and disbursements provided by statute, reasonable attorneys' fees in such proceedings or on any appeal from any judgment or decree entered therein.

         (6)  Default.  The  following  shall  constitute  a default  under this
Sublease:

              6.1 Any failure by Sublessees to pay, when due, rent or any other amount due under the Lease or to perform any other obligation of Sublessor under the Lease or any other default under the Lease which continues for up to one-half of the cure period as defined in the lease, provided with respect thereto in the Lease;

              6.2 Any failure by Sublessees to pay when due rent or any other amount due under this Sublease or to perform when due any other obligation of Sublessees hereunder;

              6.3 If any warranty, representation or statement made or furnished to Sublessor by or on behalf of the Sublessees is false in any material respect when made or furnished;

              6.4 Any failure by Sublessees to pay when due and/or satisfy any other present or hereinafter incurred indebtedness or obligation of Sublessees to Sublessor within five (5) days after written notice, including but not limited to those arising from Sublessees' purchases of goods and services from Sublessor any other loans or leases Sublessees may have or enter into with Sublessor, and Sublessees' obligations under the Bylaws of Sublessor and its application for membership in Sublessor;

              6.5 If Sublessees vacate or abandon the premises or allow the premises to remain vacant or unoccupied;

              6.6 If Sublessees make an assignment for the benefit of creditors, or if, with or without Sublessees' acquiescence, a petition in bankruptcy is filed against Sublessees, or Sublessees are adjudicated a bankrupt or insolvent, or a trustee, receiver or liquidator is appointed for all or part of Sublessees' assets, or a petition or answer is filed by or against Sublessees seeking or acquiescing in any reorganization, liquidation or similar relief under any federal, state or local law relating to bankruptcy, insolvency or other relief for debtors; and

              6.7 If Sublessees sell or otherwise dispose of all or any material (in excess of $5,000.00) portion of the assets of Sublessees located at or associated with the store, other than inventory sold at retail in the

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ordinary course of business.

         (7) Remedies. In the event of any default under this Sublease:

              7.1 Sublessor shall have the right, at its election then or at any time thereafter, upon notice to Sublessees, to terminate this Sublease or to terminate Sublessees' rights of possession in the premises without terminating this Sublease;

              7.2 Sublessor shall have the immediate right, whether or not the Sublease shall have been terminated pursuant to paragraph 7.1, to re-enter and repossess the premises or any part thereof by force, summary proceedings, ejectment or any other legal or equitable process, all without any liability on Sublessor's part for such entry, repossession or removal;

              7.3 Sublessor may (but shall be under no obligation to), whether or not this Sublease shall have been terminated pursuant to paragraph 7.1, resublet the premises, or any part thereof, in the name of Sublessees, Sublessor or otherwise, without notice to Sublessees, for such term or terms and for such uses as Sublessor, in its absolute discretion, may determine and may collect and receive rents payable by reason of such resubletting (without any liability for any failure to collect such rents);

              7.4 Sublessor may (but shall be under no obligation to) procure any insurance, pay any rentals, taxes or liens, make any repairs, pay any sums required to be paid, and to do and perform such other acts as may be required of Sublessees hereunder, and any payments so made shall bear interest at the rate of 3 percentage points over the then existing prime rate per annum from the time of such payment until repaid; and

              7.5 Sublessor may exercise any and all other rights and remedies afforded to the prime Lessor upon default under the Lease and any and all other rights and remedies Sublessor may have as provided herein, pursuant to the laws of the state of Oregon. In addition to the other remedies provided above, Sublessor shall be entitled to current damages and final damages as provided in paragraph (8) below, and, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions of this Sublease, or to a decree compelling performance of this Sublease.

              7.6 No expiration or termination of this Sublease, repossession of the premises or any part thereof, or resubletting of the premises or any part thereof, whether pursuant to the above paragraph or by operation of law or otherwise, shall relieve Sublessees of their liabilities and obligations under this Sublease, all of which shall survive such expiration, termination, repossession or resubletting.

         (8)  Damages.

              8.1 Current Damages. In the event of any expiration or termination of this Sublease or repossession of the premises or any part thereof by reason of the occurrence of an event of default, Sublessees will pay to Sublessor the rent and other sums required to be paid by Sublessees for the period to and including the date of such expiration, termination or repossession; and, thereafter, until the end of what would have been the term in the absence of such expiration, termination or repossession, and whether or not the premises or any part thereof shall have been resublet, Sublessees shall be liable to Sublessor for, and shall pay to Sublessor, as

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

liquidated and agreed current damages the rent and other sums which would be payable under this Sublease by Sublessees in the absence of such expiration, termination or repossession, less the net proceeds, if any, of any resubletting effected for the account of Sublessees, after deducting from such proceeds all of Sublessor's expenses reasonably incurred in connection with such resubletting (including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, employee expenses, alteration costs and expenses of preparation for such resubletting). Sublessees will pay such current damages on the days on which rent would have been payable under this Sublease in the absence of such expiration, termination or repossession, and Sublessor shall be entitled to recover the same from Sublessees on each such day.

              8.2 Final Damages. At any time after any such expiration or termination of this Sublease or repossession of the premises or any part thereof by reason of the occurrence of an event of default, whether or not Sublessor shall have collected any current damages pursuant to paragraph 8.1, Sublessor shall be entitled to recover from Sublessees, and Sublessees will pay to Sublessor on demand, as and for liquidated and agreed final damages for Sublessees' default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (a) the rent and other sums which would be payable under this Sublease from the date of such demand (or, if it be earlier, the date to which Sublessees shall have satisfied in full their obligations under paragraph 8.1 to pay current damages) for what would be the then unexpired term in the absence of such expiration, termination or repossession, discounted to present value at an assumed interest rate of seven percent (7%) per annum, over (b) the then net rental value of the premises discounted to present value at an assumed interest rate of seven percent (7%) per annum for the same period. Rental value shall be established by reference to the terms and conditions upon which Sublessor resublets the premises if such resubletting is accomplished within a reasonable period of time after such expiration, termination or repossession, and otherwise established on the basis of Sublessor's estimates and assumptions of fact regarding market and other relevant circumstances, which shall govern unless shown to be erroneous. If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Sublessor shall be entitled to the maximum amount allowable under such statute or rule of law.

         (9) Rights Cumulative, Nonwaiver. No right or remedy herein conferred upon or reserved to Sublessor is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Sublessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Sublease shall not be construed as a waiver or relinquishment thereof for the future. No waiver by Sublessor of any provision of this Sublease shall be deemed to have been made whether due in the receipt of rent or otherwise, unless expressed in writing and signed by Sublessor.

         (10) Notices. Any notice or demand required or permitted to be given under this Sublease shall be

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

deemed to have been properly given when, and only when, the same is in writing and has been deposited in the United States Mail, with postage prepaid, to be forwarded by registered or certified mail and addressed to the party to be notified at the address appearing below its signature. Such addresses may be changed from time to time by serving of notice as above provided.

         IN WITNESS WHEREOF, the parties have executed the foregoing Sublease Agreement the day and year first above written.

         SUBLESSOR           United Grocers Inc., an Oregon Corporation


                             By /s/ G.P. Fleming  Asst  Secty
                                G.P. Fleming, Assistant Secretary
                                6433 SE Lake Road
                                P. 0. Box 22187
                                Portland, Oregon 97222


         SUBLESSEES          HOWARDS ON SCHOLLS, INC, an Oregon corporation


                             By /s/ Gaylon G. Baese
                                        , President

                             By /s/ Gaylon G. Baese
                                        , Secretary


                             INDIVIDUALLY:

                                /s/ Gaylon Baese
                                Gaylon Baese

                                12220 S. W. Scholls Ferry Road
                                Tigard, OR 97223

                                                                       EXHIBIT I

                    FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

         THIS SUBLEASE AGREEMENT entered into this 25TH day of JUNE 1991, by and between United Resources, Inc., an Oregon corporation, hereinafter designated as Sublessor, and Robert A. Lamb, Patsy B. Lamb, Gale L. Lasko and Sandra L. Lasko, an Oregon partnership, DBA Wilsonville Thriftway, hereinafter designated as Sublessee;

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Sublessor intends to enter into an Equipment Lease (as amended from time to time, the "Prime Lease"), with Metlife Capital Corporation (the "Prime Lessor") for equipment and "fixtures" installed at a supermarket located in Wilsonville, Oregon, commencing on the date set forth in the equipment lease, in substantially the form which is attached hereto as Exhibit A and is hereby incorporated by reference

         WHEREAS, Sublessee desires to sublet said equipment and fixtures, Sublessor is willing to so sublet, in accordance with the terms and conditions hereinafter set forth; now, therefore,

         IT IS HEREBY AGREED as follows:

         1. Term. Sublessor hereby sublets unto Sublessee the fixtures and equipment described in the Prime Lease for a term of thirty-six months commencing July 1 1991 and ending June 1, 1994. Sublessee may, for so long as Sublessee is not in default under the terms of this Sublease, cause Sublessor to renew or extend the Prime Lease, or Sublessee may exercise the right of Sublessor to purchase equipment under the Prime Lease, by giving

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

Sublessor 15 days' notice prior to the date that such renewal, extension or purchase must be exercised.

         2. Performance of Prime Lease Obligations. Sublessee shall make monthly payments to Sublessor pursuant to the formula set forth on Exhibit A-1, which is attached hereto and by this reference incorporated herein, as indicated therein. Sublessee covenants and agrees to pay for the whole of said term the same rental, except as modified pursuant to Exhibit A-1, together with all affirmative covenants pertaining to taxes, assessments, insurance and all of the covenants and obligations to be performed by Sublessor and to make such payments and provide such performance when due by the terms of the Prime Lease and any amendments thereto. Sublessor covenants and agrees to render all payments to the Prime Lessor under the Prime Lease in a timely manner and to take no action to cause a default under the Prime Lease. In the event that Sublessor fails to render any such payment when due, or if Sublessor causes any default under the Prime Lease, Sublessee shall have the right, but not the obligation, to cure such default and to set off any amounts paid to cure such default against any future obligation owed by Sublessee to Sublessor.

         3. Security Deposits. Sublessee shall, upon execution hereof, pay any and all security deposits, as required pursuant to the terms and conditions of the Prime Lease.

         4.  Default.  The  following  shall  constitute  a default  under  this
Sublease:

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

              a. Any failure by Sublessee to pay when due rent or any other amount due under the Prime Lease or to perform when due any other obligation of Sublessor under the Prime Lease or any other default under the Prime Lease which continues for up to 75 percent of the cure period provided with respect thereto in the Prime Lease; Sublessor covenants and agrees that upon receipt from the Prime Lessor of any notice of default or alleged defaults to promptly supply Sublessee with a copy of such notice;

              b. Any failure by Sublessee to pay when due rent or any other amount due under this Sublease or, within 30 days of notice of a default in any other obligation hereunder, to perform when due any other obligation of Sublessee hereunder;

              c. If any warranty, representation or statement made or furnished to Sublessor by or on behalf of the Sublessee is false in any material respect when made or furnished;

              d. Any default under any document securing or guarantying the obligations of Sublessee under this Sublease;

              e. Any failure by Sublessee to pay when due and/or satisfy any other present or hereinafter incurred indebtedness or obligation of Sublessee to Sublessor, including but not limited to those arising from Sublessee's purchases of goods and services from Sublessor, any other loans or leases Sublessee may have or enter into with Sublessor, and Sublessee's obligations under the Bylaws of Sublessor and its application for membership in Sublessor;

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

              f. If Sublessee makes an assignment for the benefit of creditors, or if, with or without Sublessee's acquiescence, a petition in bankruptcy is filed against Sublessee, or Sublessee is adjudicated a bankrupt or insolvent, or a trustee, receiver or liquidator is appointed for all or part of Sublessee's assets, or a petition or answer is filed by or against Sublessee seeking or acquiescing in any reorganization, liquidation or similar relief under any federal, state or local law relating to bankruptcy, insolvency or other relief for debtors; and

              g. If Sublessee sells or otherwise disposes of all or any substantial portion of the assets of Sublessee located at or associated with the store, other than inventory sold at retail in the ordinary course of business (i.e., at the full retail price customarily charged therefor or at a reduced price pursuant to a retail sale in which the price reduction and sale duration are typical of sales of other retail grocery businesses similarly situated).

         5. Remedies. In the event of any default under this Sublease:

              a. Sublessor shall have the right, at its election then or at any time thereafter, upon notice to Sublessee, to terminate this Sublease or to terminate Sublessee's rights of possession of the equipment without terminating this Sublease;

              b. Sublessor shall have the immediate right, whether or not the Sublease shall have been terminated pursuant to Section 5.a to re-enter and repossess the equipment or any part

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

thereof by force, summary proceedings or any other legal or equitable process, all without any liability on Sublessor's part for such entry, repossession or removal;

              c. Sublessor may, whether or not this Sublease shall have been terminated pursuant to Section 5.a resublet the equipment, or any part thereof, in the name of Sublessee, Sublessor or otherwise, without notice to Sublessee, for such term or terms and for such uses as Sublessor, in its absolute discretion, may determine and may collect and receive rents payable by reason of such resubletting (without any liability for any failure to collect such rents); notwithstanding the foregoing, Sublessor shall be subject to such common law duties of mitigation of damages, if any, as are imposed by law on the Prime Lessor;

              d. Sublessor may (but shall be under no obligation to) procure any insurance, pay any rentals, taxes or liens, make any repairs, pay any sums required to be paid, and to do and perform such other acts as may be required of Sublessee hereunder, and any payments so made shall bear interest at the rate of 12 percent per annum, but not in excess of maximum legal rate, from the time of such payment until repaid; and

              e. Sublessor may exercise any and all other rights and remedies afforded to the Lessor upon default under the Prime Lease and any and all other rights and remedies Sublessor may have pursuant to the laws of the state of Oregon. In addition to the other remedies provided above, Sublessor shall be, to the

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

extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions of this Sublease, or to a decree compelling performance of this Sublease.

              f. No expiration or termination of this Sublease, repossession of the equipment or any part thereof, or resubletting of the equipment or any part thereof, whether pursuant to the above paragraph or by operation of law or otherwise, shall relieve Sublessee of their liabilities and obligations under this Sublease, all of which shall survive such expiration, termination, repossession or resubletting.

         6. Rights Cumulative, Nonwaiver. No right or remedy herein conferred upon or reserved to Sublessor is intended to be exclusive of any other right or remedy, including without limitation the rights and remedies provided in the Prime Lease, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Sublessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Sublease shall not be construed as a waiver or relinquishment thereof for the future. No waiver by Sublessor of any provision of this Sublease shall be deemed to have been made whether due to the receipt of rent or otherwise, unless expressed in writing and signed by Sublessor.

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

         7. Assignment and Subletting. Sublessee acknowledges that provisions for extension options and assignment and subletting in the Prime Lease are applicable to the Prime Lessor and Sublessor only. Sublessee will not assign this Sublease or sublet the premises without the prior written consent of Sublessor which consent shall not be unreasonably withheld, provided that Sublessee is not in default of this Sublease or a material provisions of any agreement with Sublessor.

         8. Covenants, Representations and Warranties.

              a. Sublessee agree to maintain or cause to be maintained the membership of the store in good standing in Sublessor, in accordance with the Bylaws of Sublessor, as long as this Sublease remains in effect.

              b. Sublessee represents and warrants that there are no brokers, finders or other persons entitled to any fee, commission or other compensation in connection with this Sublease, and agrees to hold Sublessor harmless from any claims for such fees, commissions and/or compensation.

              c. Sublessee hereby represents and warrants to Sublessor that the financial statements, appraisals and other documents submitted to Sublessor in connection herewith or pursuant hereto are and shall be true, correct, complete and accurate in every respect and said financial statements fairly and accurately present the assets, liabilities, financial condition and results of operations reflected herein.

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

         9. Attorneys' Fees. In the event of the institution of any suit or action to terminate this Sublease, or to interpret or enforce the terms or provisions hereto, the nonprevailing party shall and does hereby agree to pay to the prevailing party, in addition to the costs and disbursements provided by statute, reasonable attorneys, fees in such proceedings or on any appeal from any judgment or decree entered therein.

         10. Notices. Any notice or demand required or permitted to be given under this Sublease shall be deemed to have been properly given when, and only when, the same is in writing and has been deposited in the United States Mail, with postage prepaid, to be forwarded by registered or certified mail and addressed to the party to be notified at the address appearing below its signature. Such addresses may be changed from time to time by serving of notice as above provided.

         11. Substitution of Exhibit. The parties agree that at such time as Sublessor and the Prime Lessor have executed an Equipment Lease in substantially the form as is attached hereto as Exhibit A, such executed Equipment Lease shall supersede Exhibit A and shall become a part of this Sublease as Exhibit A, provided that such executed Equipment Lease is in substantially the form as the form attached as Exhibit A upon execution of this Sublease and does not in any way materially vary from such form.

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

         IN WITNESS WHEREOF, the parties have executed the foregoing Sublease Agreement the day and year first above written.


         SUBLESSOR        UNITED RESOURCES, INC., an Oregon Corporation

                          By /s/ G.P. Fleming President
                             Title

                             6433 SE Lake Road
                             P. 0. Box 22187
                             Portland, Oregon 97222



         SUBLESSEE                               an Oregon Partnership


                          by /s/ Robert A. Lamb
                             /s/ Patsy R. Lamb
                             /s/ Gale L. Lasko
                             /s/ Sandra L. Lasko


                          Individually

                             /s/ Robert A. Lamb
                             /s/ Patsy R. Lamb
                             /s/ Gale L. Lasko
                             /s/ Sandra L. Lasko

Page 9 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT